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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.
                             Dated: March 1, 2000

     Under the section titled "Fund Expenses and Expense Example" on page 9, the first paragraph is amended to add the following sentence:

     However, the Asia Pacific Equities, European Equities, Japanese Equities and Latin America Equities Funds have a 1.00% short-term redemption/exchange fee on shares owned less than 90 days.

     The Fee Table on page 9 is also amended to reflect the 1.00% short-term redemption/exchange fee for the Asia Pacific Equities, European Equities, Japanese Equities and Latin America Equities Funds.

July 20, 2000                                     Inter. Equities - I Class